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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 1, 2006

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

          New York                  333-64641                    13-1840497
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                               65 CHALLENGER ROAD
                       RIDGEFIELD PARK, NEW JERSEY 07660
              (Address of principal executive offices) (Zip Code)

                                 (201) 329-7300
              Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01

     Phibro Animal Health Corporation issued a press release announcing the completion of sale of $240 million of its notes, the expiration of its tender offers and consent solicitations, the amendment of its domestic credit facility and the simplification of its corporate structure.

     A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.   Description

99.1          Press Release issued August 1, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PHIBRO ANIMAL HEALTH CORPORATION


Dated: August 1, 2006           By: /s/  Richard G. Johnson
                                    -----------------------
                                Richard G. Johnson
                                Chief Financial Officer
                                (principal financial and accounting officer)



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                                 EXHIBIT INDEX

Exhibit No.      Description

99.1             Press release issued August 1, 2006